UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

HARVEST NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10762	77-0196707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Enclave Parkway, Suite 300

Houston, Texas 77077

(Address of principal executive offices) (Zip Code)

(281) 899-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 2, 2017, Harvest Natural Resources, Inc., a Delaware corporation (the “Company”), entered into a First Amendment (the “Amendment”) to the Rights Agreement, dated as of February 17, 2017 (the “Rights Agreement”), by and between the Company and Wells Fargo Bank, N.A., as Rights Agent (the “Rights Agent”). The Amendment amended the definition of “Expiration Date” to provide that the Rights Agreement will not expire upon the dissolution of the Company.

The descriptions of the Rights Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the text of the Rights Agreement and the Amendment, attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and each of which are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated into this Item 3.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Rights Agreement, dated as of February 17, 2017, by and between Harvest Natural Resources, Inc. and Wells Fargo Bank, N.A. (incorporated by reference to Exhibit 4.1 to Harvest Natural Resources, Inc.’s Current Report on Form 8-K filed on February 21, 2017).

4.2	First Amendment to Rights Agreement, dated as of May 2, 2017, by and between Harvest Natural Resources, Inc. and Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST NATURAL RESOURCES, INC.

Dated: May 3, 2017

	By:	/s/ Keith L. Head
Keith L. Head
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Rights Agreement, dated as of February 17, 2017, by and between Harvest Natural Resources, Inc. and Wells Fargo Bank, N.A. (incorporated by reference to Exhibit 4.1 to Harvest Natural Resources, Inc.’s Current Report on Form 8-K filed on February 21, 2017).

4.2	First Amendment to Rights Agreement, dated as of May 2, 2017, by and between Harvest Natural Resources, Inc. and Wells Fargo Bank, N.A.